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                                                                   EXHIBIT 10.14
                                     LEASE

1.  PARTIES. LLOYD C. GREEN and MILDRED E. GREEN, both of Greenfield,
    -------
Massachusetts, hereinafter referred to as the LESSOR, do hereby lease to MILLITECH CORP. a Massachusetts corporation having its principal place of business in Deerfield, Massachusetts, hereinafter referred to as the LESSEE.

2.  PREMISES. The LESSEE hereby leases the following described premises:
    --------

                Land and Buildings at 6 North Street,
                South Deerfield, Massachusetts

3.  TERM. The term of this Lease shall be for three (3) years, commencing on
    ----
August 1, 1998 and ending on July 31, 2001. The LESSEE shall have the option upon ninety (90) days prior written notice to LESSOR to renew this Lease upon the same terms and conditions for an additional two (2) year term at a rent to be agreed upon by the parties.

4.  RENT. The annual rent under this Lease is SEVENTY EIGHT THOUSAND and 00/100
    ----
DOLLARS ($78,000.00), payable by the LESSEE to the LESSOR in advance in monthly installments of SIX THOUSAND FIVE HUNDRED DOLLARS and 00/100 ($6,500.00) beginning on August 1, 1998, with succeeding payments due on the 1st day of each month thereafter during the term of this Lease.

     In addition to all other remedies, the LESSOR shall be entitled to a late charge equal to five percent (5%) of the amount of any payment which is not made as hereinbefore provided within ten (10) days of the due date.

5.  TAXES, ETC. This Lease shall be net, net, net to the LESSOR. The LESSEE
    ----------
shall pay all real estate taxes, insurance charges, all repairs and maintenance and all capital improvements. The LESSEE shall pay for all of LESSEE's utilities, water and sewer use charges.

     Notwithstanding the provisions of the previous paragraph, the LESSOR agrees to reimburse the LESSEE for one half (1/2) of the cost of making the repairs described on the list entitled "Repairs and Improvements to be made to 6 North Street, South Deerfield, MA" attached hereto as Exhibit A and incorporated herein by reference. The amount reimbursed to the LESSEE by the LESSOR shall not exceed $70,000.00. The LESSEE shall submit all invoices for said repairs to the LESSOR within 10 days of LESSEE'S receipt for LESSOR'S approval, which approval shall not be unreasonably withheld. The LESSOR, after approval, shall pay said one half (1/2) of the invoice amount to the LESSEE within 15 days of receipt of said invoice. The cost of all other repairs, maintenance and capital improvements shall be born solely by the LESSEE.

6.  USE OF LEASED PREMISES. The LESSEE shall use the leased premises
    ----------------------
exclusively for the assembly and testing of electronic equipment.

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7.  COMPLIANCE WITH LAWS. The LESSEE acknowledges that no trade or occupation
    --------------------
shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the Town of Deerfield, Massachusetts.

8.  FIRE INSURANCE. The LESSEE shall not do or suffer to be done any act, matter
    --------------
or thing objectionable to insurance companies whereby the fire insurance or any other insurance now in force, or hereafter to be placed on the premises, shall become void or suspended or whereby the same shall be rated as a more hazardous risk than that contemplated by the parties pursuant to this lease.

9.  MAINTENANCE AND REPAIR OF PREMISES. The LESSEE covenants to keep the
    ----------------------------------
premises in such repair, order and condition as the same are at the commencement of this Lease, or as the same may be put in by reason of alterations or improvements made during the term thereof, damage by reasonable and ordinary use and wear thereof, and fire or other casualty excepted. The LESSEE shall also keep the premises including drives, walkways, sidewalks and parking lot clear of all ice and snow, and debris and shall maintain lawns and shrubs by regular cutting, trimming, mowing, feeding and watering, and shall be responsible for sweeping the parking lot.

10.  SIGNS. The LESSEE shall be entitled to erect such signage as are:
     -----

            (a) in compliance with all state and municipal statutes, by laws and regulations, and

            (b) meet with the LESSOR's approval, which approval shall not be unreasonably withheld.

11.  ALTERATIONS/ADDITIONS. The LESSEE shall not make structural alterations or
     ---------------------
additions to the leased premises, but may make nonstructural alterations, provided the LESSOR consents thereto in writing. All such allowed alterations shall be at LESSEE's expense and shall be of good workmanlike quality. The parties agree and acknowledge that the LESSEE may make the alterations and improvements described on the list attached hereto as Exhibit A. LESSEE shall not permit any mechanics' liens or similar liens to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE, and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein. Notwithstanding the provisions of this paragraph and paragraph 21, if required by the LESSOR when this lease terminates, the LESSEE agrees to re-install the truck docks as they were on June 20, 1998.

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12.  ASSIGNMENT/SUBLEASING. The LESSEE shall not assign, mortgage, pledge or
     ---------------------
sublet the whole or any part of the premises without LESSOR's prior written consent. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this Lease.

13.  SUBORDINATION. This Lease shall be subject and subordinate to any and all
     -------------
mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter a lien or liens on the leased premises and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this Lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

14.  LESSOR's ACCESS. The LESSOR or agents of the LESSOR may, at reasonable
     ---------------
times, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do, and may show the leased premises to others, and at any time, within six (6) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises.

15.  INDEMNIFICATION AND LIABILITY. The LESSEE shall indemnify and hold harmless
     -----------------------------
the LESSOR from and against any and all claims arising out of LESSEE's use and occupation of the Premises and exercise of LESSEE's rights hereunder.

16.  INSURANCE. The LESSEE shall maintain an "all risk" business owners policy,
     ---------
including fire and extended coverage on the premises in amounts equal to at least 80% of the replacement cost of the building on the premises and Comprehensive General Liability Insurance in the amount of at least THREE MILLION DOLLARS ($3,000,000.00)* in responsible companies qualified to do business in Massachusetts, and in good standing therein, insuring the LESSOR as well as LESSEE against injury to persons or damage to the Leased Premises or other property as provided herein. The LESSEE shall furnish the LESSOR certificates for such insurance at or prior to the commencement of the lease term which state the limits insured and contain clauses stating (i) that the policy will not be materially changed or canceled by either party thereto without thirty (30) days prior written notice to the LESSOR (ii) that new certificates of said insurance shall be filed with the LESSOR prior to ten (10) days of the expiration date (iii) that the insurance company issuing such policy waives all rights of subrogation against the LESSOR in a form satisfactory to the LESSOR's counsel if such waiver is obtainable without affecting the LESSEE's against the LESSOR for loss or injury to the extent the LESSEE is protected by insurance containing such waiver of subrogation clause and agrees that at least ten (10) days prior to the expiration of any of the foregoing insurance to furnish the LESSOR with proper certificates of continuation of such coverage.

17.  FIRE AND CASUALTY. Should a substantial portion of the leased premises be
     -----------------
substantially damaged by fire or other casualty, the LESSOR may elect to terminate

* Per Incident, Five Million Dollars ($5,000,000.00) In The Agregate.

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this Lease. When such fire or casualty renders the leased premises substantially unsuitable for their intended use and if such fire or casualty was not a result of the intentional, wilful or grossly negligent acts of the LESSEE or those employed by or acting for the LESSEE, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this Lease if:

     17.1 the LESSOR fails to give written notice within thirty (30) days of intention to restore the leased premises, or

     17.2 the LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire or casualty.

18.  EMINENT DOMAIN. It is agreed by and between the LESSOR and the LESSEE that
     --------------
should the premises or any part thereof be taken under the right of eminent domain in condemnation proceedings against the LESSOR during the term of this Lease, no part of the award made or the amount paid for such taking shall go to the LESSEE but the LESSOR shall be entitled to receive the entire amount paid or awarded therefore and the LESSEE covenants and agrees that LESSEE will in the event of such taking execute such assignment or assignments as may be necessary to fully carry out the intent and purpose of these provisions. If the whole or a significant portion of the said premises shall be taken by any public authority under the power of eminent domain, then the term of this Lease as to the entire premises shall terminate as of the time that possession is so taken and all rent shall be paid up to that date.

19.  DEFAULT AND BANKRUPTCY. In the event that:
     ----------------------

     19.1. The LESSEE shall default in the payment of any installment of rent or other sum herein specified, and such default shall continue for ten (10) days after written notice thereof; or

     19.2. The LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreements or obligations hereunder, and such default shall not be corrected within thirty (30) days after written notice thereof; or

     19.3. The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors,

then the LESSOR shall have the right thereafter, while such default continues, to reenter and take complete possession of the leased premises, to declare the term of the lease ended, and remove the LESSEE's effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the

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LESSOR may incur by reason of such termination during the residue of the term.

     If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions of covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so, and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twelve (12%) percent per annum, and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

     In any litigation between the LESSOR and the LESSEE, the LESSEE shall pay the LESSOR's costs and attorney's fees in the event that the final judgment is in favor of the LESSOR and the LESSOR shall pay the LESSEE's costs and attorney's fees in the event that the final judgment is in favor of the LESSEE.

     The LESSEE further covenants that in case the LESSOR shall, without fault on LESSOR's part, be made a party to any litigation commenced against the LESSEE, then the LESSEE shall pay all expenses, costs and reasonable attorney's fees incurred by or imposed upon the LESSOR in connection with such litigation, and such expenses, costs and attorney's fees shall be additional rent due on the last rent day after service of notice of such payment or payments, together with interest at the rate of twelve (12) percent per annum from the date of payment, and shall be collected as any other rent specifically reserved herein, unless the LESSOR shall be made a party by reason of any independent liability of the LESSOR caused by some act or omission on the part of the LESSOR and not resulting from any act or omission on the part of the LESSEE or from the execution of the lease by the LESSOR.

20. NOTICES. Any notice from the LESSOR to the LESSEE relating to the
    -------
leased premises or to the occupancy thereof shall be deemed duly served if delivered to the leased premises, addressed to the LESSEE and acknowledged by any occupant of the leased premises, or, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at 9 George Street, Greenfield, MA 01301.

21. SURRENDER. The LESSEE shall, at the expiration or other termination of
    ---------
this Lease, remove all of LESSEE'S goods and effects from the leased premises (including, without hereby limiting the generality of the foregoing, all signs and

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lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys and locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of the LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control, or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payments of any sum due hereunder, or to destroy such property.

22. SECURITY DEPOSIT. The LESSEE acknowledges that no security deposit has been
    ----------------
paid to the LESSOR.

23. LESSEE'S FAILURE TO PERFORM.
    ---------------------------

         23.1 If the LESSEE shall at any time fail to take out, pay for, maintain or deliver any of the insurance policies provided for in this Lease or shall fail to make any other payment or perform any other act on its part to be made or performed under this Lease, then the LESSOR, after ten (10) days' written notice to the LESSEE, except when other notice is expressly provided for in this Lease (or without notice in case of an emergency), and without waiving or releasing the LESSEE from any obligation of the LESSEE contained in this Lease, may, but shall not be required to:

              (1)  Pay any tax or assessment payable by the LESSEE;

              (2) Take out, pay for and maintain any of the insurance policies provided for in this Lease; or

              (3) Make any other payments or perform or cause to be performed any act on the LESSEE'S part to be made or performed as in this Lease provided; and may enter upon the leased premises for any such purpose, and take all such action thereon as may be necessary therefor.

         23.2 All sums so paid by the LESSOR and all costs and expenses incurred by the LESSOR in connection with the performance of any such act, together with interest thereon at the rate of twelve percent (12%) per annum or such lesser rate as may at the time be the maximum rate permitted by law, from the respective dates of the LESSOR'S making of such payment or incurring of each such cost and expense, shall be paid by the LESSEE to the LESSOR on demand as additional rent hereunder.

                                       6
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24.  ESTOPPEL CERTIFICATE. Upon not less than fifteen (15) days prior written
     --------------------
request, the LESSOR and the LESSEE agree, each in favor of the other, to execute, acknowledge and deliver a statement in writing certifying that this Lease is unmodified and in full force and effect or, if there have been any modifications that the same is in full force and effect as modified and stating the modifications, and the date to which the rent hereunder and other charges have been paid and any other information reasonably requested. Any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser, mortgagee or lending source.

25.  QUIET ENJOYMENT. The LESSOR further covenants and agrees with the LESSEE
     ---------------
that it, paying the rent aforesaid and performing the covenants herein contained on their part, shall peaceably hold and enjoy the demised premises without hinderance or interruption by the LESSOR or any person or persons whomsoever, subject only to the right of the LESSOR to enter the premises pursuant to the provisions of Paragraph 14.

26.  BROKERS. The LESSEE warrants and represents to the LESSOR that the LESSEE
     -------
had dealt with no broker or third person with respect to this Lease or the Premises except Colebrook Realty Services, Inc. (the "Broker"). The LESSEE covenants and agrees to indemnify the LESSOR against any brokerage claims by third persons claiming to have dealt with the LESSEE or to have brought the Premises or LESSOR to the attention of the LESSEE, except for commissions due the Broker, which shall be paid for by the LESSOR and in furtherance thereof, at the LESSOR'S request, to enter and defend in the LESSOR'S name and behalf any action or proceeding commenced against the LESSOR to establish any such brokerage claim. The indemnification hereunder shall include the LESSOR'S reasonable attorney's fees in resisting any such brokerage claim.

27.  MISCELLANEOUS PROVISIONS.
     ------------------------

     27.1 Applicable Law. This Agreement shall be construed in accordance with
          --------------
     the laws of the Commonwealth of Massachusetts.

     27.2 Modification, Waiver or Change. No modifications, waiver or change
          ------------------------------
     shall be made in the terms and conditions of this Agreement, except as may be mutually agreed upon in writing by all the parties hereto.

     27.3 Successors and Assigns. This Agreement shall inure to the benefit of
          ----------------------
     and be binding upon the successors and assigns of each of the parties hereto.

     27.4 Entire Understanding. This Agreement, together with the exhibits
          --------------------
     attached hereto, if any, represent the entire understanding of the parties, and neither party is relying upon any representation not contained herein.

     27.5 Severability. In the event that any provision of this Agreement shall
          ------------
     be deemed invalid, unreasonable or unenforceable by any court of competent

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

     jurisdiction, such provision shall be stricken from the Agreement or modified so as to render is reasonable, and the remaining provisions of this Agreement, or the modified provision as provided above, shall continue in full force and effect and be binding upon the parties so long as such remaining or modified provisions reflect the intent of the parties as of the date of this Agreement.

     27.6 Marginal Headings: Pronouns. The marginal headings used in this
          ---------------------------
     Agreement are for convenience only and shall not be deemed to be a binding portion of this Agreement. The pronouns he, she or it are also used for convenience, and in the event that an improper pronoun has been used, it shall be deemed changed so as to render the sentence in which it is contained effective in accordance with its terms.

     IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and seals this 30th day of June, 1998.

In the presence of:

/s/ (Unreadable)                        /s/ Lloyd C. Green
----------------------------------      ----------------------------------
                                        Lloyd C. Green (Lessor)

/s/ (Unreadable)                        /s/ Mildred E. Green
----------------------------------      ----------------------------------
                                        Mildred E. Green (Lessor)


                                        Millitech Corp.

/s/ R. Reynolds                         by: /s/ Roger Boyce
----------------------------------      its Sr. Contracts Administrator

                              INSERT FOR ANTENNAE

     "Tenant shall have the right, at its sole cost and expense, to install, maintain, operate, repair, replace and remove, up to two (2) communications antennae (hereinafter, collectively called "antenna" or "antennae") on the roof of the Building and run lines, risers, conduits and cables therefrom into the Premises, provided that in such event:

          (a)  Landlord approves the location of each antenna on the roof;

          (b) Landlord approves the plans and specifications for the antennae, which shall also include any screening material, such approval not to be unreasonably withheld or delayed;

          (c) Tenant shall perform the installation of the antennae in accordance with all legal requirements, including obtaining any required permits, and otherwise in accordance with the provisions of the Lease;

          (d) Tenant shall access the roof of the Building for the installation, replacement or removal of the antennae and related risers, conduits and cable or the repair of any of the same, only upon prior written notice to Landlord to afford Landlord the opportunity for it, or its agents (including any roofing contractor), to supervise any such work and so that no work by Tenant shall void any roof warranty currently maintained by Landlord (the supervision by Landlord or Landlord's agents shall not, however, be required for any emergency repair or routine maintenance or repair of the antennae); and

          (e) Tenant's installation and operation of the antennae does not interfere with other tenant's use of their premises at the Project.

     Notwithstanding any obligation of Landlord to make repairs to the roof, Tenant shall be liable for any and all repairs to the roof stemming from the installation, operation, maintenance and removal of the antennae. To the extent any damages result from the installation, operation, maintenance or removal of the antennae, Tenant shall be liable therefor, and Tenant agrees to indemnify, defend and hold Landlord harmless from any claims arising therefrom."

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

              THE FOLLOWING IS A SUMMARY OF INFORMATION PROVIDED
           IN THE EXHIBITS OF THE LEASE. FURTHER INFORMATION WILL BE
                            FURNISHED UPON REQUEST.


                                   Exhibit A

     Description of the alterations and improvements made to 6 North Street, South Deerfield, Massachusetts.